EXHIBIT 10.1 EXECUTION VERSION FOURTH AMENDMENT Dated as of October 2, 2020 to REVOLVING CREDIT AGREEMENT Dated as of October 3, 2017 This FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of October 2, 2020, is entered into by and among TCG BDC II, Inc., a Maryland corporation (the “Borrower”), the banks and financial institutions listed on the signature pages hereto as the “Lenders” (collectively, the “Lenders”, and, individually, a “Lender”) and Bank of America, N.A., as the Administrative Agent for the Secured Parties, the Letter of Credit Issuer and a Lender. RECITALS WHEREAS, the Borrower and certain Lenders from time to time party thereto are parties to that certain Revolving Credit Agreement, dated as of October 3, 2017, as amended by the First Amendment to Revolving Credit Agreement, dated as of March 14, 2018, as amended by the Second Amendment to Revolving Credit Agreement, dated as of November 16, 2018, as amended by the Third Amendment to Revolving Credit Agreement, dated as of May 12, 2020 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); WHEREAS, MUFG Union Bank, N.A. as the Syndication Agent, Joint Lead Arranger and a Lender, wishes to (i) be removed from the Credit Facility in such capacities and (ii) fully repaid for all principal, interest and fees and any other amounts due and owing to it by the Borrower under the Credit Agreement and related Loan Documents as of the date hereof; and WHEREAS, the parties hereto wish to make certain modifications to the Credit Agreement as further described herein. NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Credit Agreement, the parties hereto agree as follows: SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement. SECTION 2. Changes to the Credit Agreement. Effective as of the Effective Date (as defined below), certain sections of the Credit Agreement are hereby amended as set forth on Exhibit A to this Amendment. Language being inserted into the applicable section of the Credit Agreement is evidenced by bold and underline formatting. Language being deleted from the applicable section of the Credit Agreement is evidenced by strike-through formatting. SECTION 3. Conditions Precedent to Closing. Section 2 hereof shall become effective on the date (the “Effective Date”) upon which each of the following conditions precedent have been satisfied or waived: 3.1. the Administrative Agent shall have received this Amendment, duly USActive 55297742.3 executed and delivered by each of the parties hereto; 3.2. the Administrative Agent shall have received certified resolutions (or similar authorizing documents) of the Borrower authorizing entry into the transactions contemplated by this Amendment, as in effect on the date hereof and, in form and substance, reasonably satisfactory to the Administrative Agent; 3.3. if requested by the Administrative Agent and any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, such Borrower shall have delivered a Beneficial Ownership Certification to the Administrative Agent and the Lenders in relation to such Borrower; 3.4. the Administrative Agent shall have received a customary written opinion or opinions of (i) Latham & Watkins LLP, New York counsel to the Borrower and (ii) Venable LLP, Maryland counsel to the Borrower, each in form and substance reasonably satisfactory to the Administrative Agent and its counsel, dated as of the date hereof; and 3.5. the Borrower shall have paid all fees and amounts due and payable by the Borrower on or prior to the Effective Date, including, without limitation, (i) all principal, interest and fees and any other amounts due and owing to MUFG Union Bank, N.A. by the Borrower under the Credit Agreement and related Loan Documents as of the date hereof, (ii) all fees payable pursuant to any Fee Letter and (iii) the fees and disbursements invoiced through the Effective Date by the Administrative Agent’s special counsel, Cadwalader, Wickersham & Taft LLP. SECTION 4. Miscellaneous. 4.1. Representations and Warranties. After the effectiveness of this Amendment, the representations and warranties of the Borrower set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, with the same force and effect as if made on and as of such date, except to the extent that such representations and warranties (i) specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (except to the extent of changes in facts or circumstances that have been disclosed to the Lenders and do not constitute an Event of Default or a Potential Default under the Credit Agreement or any other Loan Document), and (ii) are already qualified by materiality, in which case they shall be true and correct in all respects. 4.2. Representations and Warranties. The Borrower hereby represents and warrants that (a) this Amendment is the legal and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to Debtor Relief Laws and general equitable principles (whether considered in a proceeding in equity or at law); and (b) upon the Effective Date, no Event of Default has occurred and is continuing. 4.3. References to the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Credit Agreement”, USActive 55297742.3 2

“hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. 4.4. Reaffirmation of Obligations. The Borrower (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents. 4.5. Reaffirmation of Security Interests. The Borrower (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting, and (b) agrees that this Amendment and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents. 4.6. Effect on Credit Agreement. Except as specifically amended above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. 4.7. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein. 4.8. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. 4.9. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns as provided in the Credit Agreement. 4.10. Headings. Section headings in this Amendment are for reference only and shall in no way affect the interpretation of this Amendment. 4.11. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or in a .pdf or similar file shall be effective as delivery of a manually executed original counterpart thereof. [Signatures Follow] USActive 55297742.3 3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written. BORROWER: Executed and delivered as a deed by: TCG BDC II, INC., a Maryland corporation By: ____________________________________ Name: Thomas Hennigan Title: Chief Financial Officer and Chief Risk Officer Carlyle BDC – Fourth Amendment to Revolving Credit Agreement

Acknowledged and agreed to by: MUFG UNION BANK, N.A. By: Name: Rafael Vistan Title: Director Carlyle BDC – Fourth Amendment to Revolving Credit Agreement

EXHIBIT A [See attached] USActive 55297742.3

EXECUTION VERSION (CONFORMED THROUGH THIRD EXHIBIT A TO FOURTH AMENDMENT) REVOLVING CREDIT AGREEMENT TCG BDC II, INC., as Borrower BANK OF AMERICA, N.A., as the Administrative Agent, the Letter of Credit Issuer and a Lender, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as a JointBOFA SECURITIES, INC., as the Sole Lead Arranger and the Sole Bookrunner and MUFG UNION BANK, N.A., as the Syndication Agent, a Joint Lead Arranger and a Lender October 3, 2017 55297837USActive 55297837.4

TABLE OF CONTENTS Page SECTION 1 DEFINITIONS 1 1.1 Defined Terms 1 1.2 Other Definitional Provisions 4243 1.3 Accounting Terms 4344 1.4 UCC Terms 4344 1.5 References to Agreement and Laws 4344 1.6 Times of Day 4344 1.7 Letter of Credit Amounts 4344 1.8 Exchange Rates; Currency Equivalents 4445 1.9 Additional Alternative Currencies 4445 1.10 Defined Terms 4445 1.11 Schedules and Exhibits 4446 1.12 Permitted Liens 4546 1.13 Change in GAAP 46 1.14 Interest Rates 46 SECTION 2 REVOLVING CREDIT LOANS AND LETTERS OF CREDIT 4546 2.1 The Commitment 4546 2.2 Revolving Credit Commitment 4647 2.3 Manner of Borrowing 4647 2.4 Minimum Loan Amounts 4850 2.5 Funding 4950 2.6 Interest 5051 2.7 Determination of Rate 5052 2.8 Letters of Credit 5052 2.9 Qualified Borrowers 5657 2.10 Use of Proceeds, Regulation W, Letters of Credit and Qualified Borrower Guaranties 5657 2.11 Fees 5758 2.12 Unused Commitment Fee 5758 2.13 Letter of Credit Fees 5859 2.14 Extension of Maturity Date 5860 2.15 Increase in the Maximum Commitment 5960 SECTION 3 PAYMENT OF OBLIGATIONS 6062 3.1 Revolving Credit Notes 6062 3.2 Payment of Obligations 6162 - i- 55297837

3.3 Payment of Interest 6162 3.4 Payments on the Obligations 6263 3.5 Prepayments 6364 3.6 Reduction or Early Termination of Commitments 6465 3.7 Applicable Lending Office 6566 3.8 Joint and Several Liability 6566 SECTION 4 CHANGE IN CIRCUMSTANCES 6667 4.1 Taxes 6667 4.2 Illegality 7172 4.3 Inability to Determine Rates 7173 4.4 Increased Cost and Reduced Return; Change in Requirements of Law 7273 4.5 Funding Losses 7374 4.6 Requests for Compensation 7375 4.7 Survival 7475 4.8 Mitigation Obligations; Replacement of Lenders 7475 4.9 Euro Event 7576 4.10 LIBOR Successor Rate 77 SECTION 5 SECURITY 7579 5.1 Liens and Security Interest 7579 5.2 The Collateral Accounts; Capital Calls 7679 5.3 Agreement to Deliver Additional Collateral Documents 7881 5.4 Subordination 7881 SECTION 6 CONDITIONS PRECEDENT TO LENDING 7882 6.1 Obligations of the Lenders 7882 6.2 Conditions to all Loans and Letters of Credit 8084 6.3 Addition of Qualified Borrowers 8285 6.4 Addition of AIV Borrowers, Parallel Fund Borrowers 8487 SECTION 7 REPRESENTATIONS AND WARRANTIES OF THE BORROWERS 8689 7.1 Organization and Good Standing 8689 7.2 Authorization and Power 8689 7.3 No Conflicts or Consents 8689 7.4 Enforceable Obligations 8690 7.5 Priority of Liens 8690 7.6 Financial Condition 8790 7.7 Full Disclosure 8790 7.8 No Default 8791 7.9 No Litigation 8791 7.10 Material Adverse Effect 8791 - ii- 55297837

7.11 Taxes 8891 7.12 Principal Office; Jurisdiction of Formation 8891 7.13 ERISA 8891 7.14 Compliance with Law 8892 7.15 Environmental Matters 8892 7.16 Capital Commitments and Contributions 8992 7.17 Fiscal Year 8992 7.18 Investor Documents 8992 7.19 Margin Stock 8992 7.20 Investment Company Act 8993 7.21 No Defenses 9093 7.22 No Withdrawals Without Approval 9093 7.23 Sanctions 9093 7.24 Insider 9094 7.25 Investors 9194 7.26 Organizational Structure 9194 7.27 No Brokers 9194 7.28 Financial Condition 9194 7.29 [Reserved] 9194 7.30 [Reserved] 9194 7.31 Investments 9194 SECTION 8 AFFIRMATIVE COVENANTS OF THE BORROWERS 9194 8.1 Financial Statements, Reports and Notices 9194 8.2 Payment of Obligations 9498 8.3 Maintenance of Existence and Rights 9498 8.4 [Reserved.] 9498 8.5 Books and Records; Access 9498 8.6 Compliance with Law 9598 8.7 Insurance 9598 8.8 Authorizations and Approvals 9598 8.9 Maintenance of Liens 9599 8.10 Further Assurances 9599 8.11 Maintenance of Independence 9599 8.12 RIC Status under the Internal Revenue Code; Investment Company Act 9699 8.13 Covenants of Qualified Borrowers 9699 8.14 Investor Default 9699 8.15 Taxes 96100 8.16 Compliance with Anti-Money Laundering Laws and Anti-Corruption Laws 96100 8.17 Compliance with Sanctions 96100 8.18 Solvency 97100 8.19 Returned Capital 97100 8.20 Capital Calls 97100 8.21 [Reserved] 97100 8.22 Compliance with Loan Documents and Constituent Documents 97101 -iii- 55297837

8.23 Leverage Limitations 97101 SECTION 9 NEGATIVE COVENANTS 97101 9.1 Borrower Information 97101 9.2 Mergers, Etc 98101 9.3 Negative Pledge 98101 9.4 Fiscal Year and Accounting Method 98101 9.5 Transfer of Interests; Admission of Investors 98101 9.6 Constituent Documents 98102 9.7 [Reserved] 99103 9.8 Negative Pledge 100103 9.9 Notice of Withdrawals 100103 9.10 Alternative Investment Vehicles and Parallel Investment Vehicles; Transfers of Capital Commitments 100103 9.11 Limitation on Indebtedness 100104 9.12 Capital Commitments 100104 9.13 Capital Calls 101104 9.14 ERISA Compliance 101104 9.15 Dissolution 101105 9.16 Environmental Matters 101105 9.17 Limitations on Distributions 102105 9.18 Limitation on Withdrawals 102105 9.19 Borrower Structure 102105 9.20 [Reserved] 102105 9.21 Transactions with Affiliates 102106 9.22 Deposits to Collateral Accounts 102106 SECTION 10 EVENTS OF DEFAULT 103106 10.1 Events of Default 103106 10.2 Remedies Upon Event of Default 105109 10.3 Lender Offset 107111 10.4 Performance by the Administrative Agent 108111 10.5 Good Faith Duty to Cooperate 108112 SECTION 11 AGENCY PROVISIONS 109112 11.1 Appointment and Authorization of Agents 109112 11.2 Delegation of Duties 110113 11.3 Exculpatory Provisions 110113 11.4 Reliance on Communications 110114 11.5 Notice of Default 111114 11.6 Non-Reliance on Agents and Other Lenders 111115 11.7 Indemnification 112115 11.8 Agents in Their Individual Capacity 112116 - iv- 55297837

11.9 Successor Agents 113116 11.10 Reliance by the Borrowers 115118 11.11 Administrative Agent May File Proofs of Claim 115118 SECTION 12 MISCELLANEOUS 116119 12.1 Amendments 116119 12.2 Sharing of Offsets 118121 12.3 Sharing of Collateral 119122 12.4 Waiver 119122 12.5 Payment of Expenses; Indemnity 120123 12.6 Notice 122125 12.7 Governing Law 124127 12.8 Choice of Forum; Consent to Service of Process and Jurisdiction; Waiver of Trial by Jury 124127 12.9 Invalid Provisions 124128 12.10 Entirety 124128 12.11 Successors and Assigns; Participations 125128 12.12 All Powers Coupled with Interest 131134 12.13 Headings 131134 12.14 Survival 131134 12.15 Full Recourse 131134 12.16 Availability of Records; Confidentiality 131135 12.17 Customer Identification Notice 132136 12.18 Multiple Counterparts 133136 12.19 Term of Agreement 133136 12.20 Inconsistencies with Other Documents 133136 12.21 Acknowledgement and Consent to Bail-In of EEA Financial Institutions 133136 - v- 55297837

SCHEDULES SCHEDULE I: Borrower Information SCHEDULE II: Commitments SCHEDULE III: Borrower Organizational Structure EXHIBITS EXHIBIT A: Schedule of Investors/Form of Borrowing Base Certificate EXHIBIT B: Form of Note EXHIBIT C: Form of Borrower Security Agreement EXHIBIT D: Form of Borrower Pledge of Collateral Account EXHIBIT E: Form of Request for Borrowing EXHIBIT F: Form of Request for Letter of Credit EXHIBIT G: Form of Rollover/Conversion Notice EXHIBIT H: Form of Lender Assignment and Assumption EXHIBIT I: Form of Qualified Borrower Note EXHIBIT J: Form of Qualified Borrower Guaranty EXHIBIT K: Form of Responsible Officer’s Certificate EXHIBIT L: Form of Subscription Agreement EXHIBIT M: Form of Facility Extension/Increase Request EXHIBIT N: [Reserved] EXHIBIT O: [Reserved] EXHIBIT P-1: Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships) EXHIBIT P-2: Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships) EXHIBIT P-3: Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships) EXHIBIT P-4: Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships) EXHIBIT Q: Form of Compliance Certificate - 1- 55297837

REVOLVING CREDIT AGREEMENT THIS REVOLVING CREDIT AGREEMENT is dated as of October 3, 2017, by and among TCG BDC II, INC., a Maryland corporation (the “Initial Borrower” and, collectively with any other Borrower becoming party hereto (including Qualified Borrowers), the “Borrowers”), the banks and financial institutions from time to time party hereto as Lenders, BANK OF AMERICA, N.A. (“Bank of America”), as a Lender, the Administrative Agent for the Secured Parties and the Letter of Credit Issuer (each as defined below), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (“Merrill Lynch”), as a Jointand BofA SECURITIES, INC. (“BofA Securities”), as the Sole Lead Arranger and the Sole Bookrunner and MUFG UNION BANK, N.A. (“MUFG”), as the Syndication Agent, a Joint Lead Arranger and a Lender. A. The Initial Borrower has requested that the Lenders make loans and cause the issuance of letters of credit to provide working capital to the Initial Borrower and to any other Borrower becoming a party hereto for purposes permitted under the Constituent Documents (as defined below) of the Borrowers. B. The Lenders are willing to make loans and to cause the issuance of letters of credit upon the terms and subject to the conditions set forth in this Credit Agreement. NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: Section 1. DEFINITIONS 1.1 Defined Terms. For the purposes of the Loan Documents, unless otherwise expressly defined, the following terms shall have the meanings assigned to them below: “Account Bank” means State Street and/or such other Eligible Institution appointed as an “Account Bank” pursuant to Section 5.2(f). “Adequately Capitalized” means compliance with the capital standards for bank holding companies as described in the Bank Holding Company Act of 1956, as amended, and regulations promulgated thereunder. “Adjusted LIBOR” means, for any Loan, for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to: (a) the quotient obtained by dividing: (i) LIBOR for such Loan for such Interest Period; by (ii) one (1) minus the LIBOR Reserve Requirement for such Loan for such Interest Period; plus (b) the Applicable Margin. If the calculation of clause (a) of Adjusted LIBOR results in a rate for such clause (a) of Adjusted LIBOR that is less than zero (0fifty basis points (0.50%), clause (a) of Adjusted LIBOR shall be deemed to be zero (0fifty basis points (0.50%) for all purposes of the Loan Documents. 1 55297837

“Adjustment” has the meaning provided in Section 4.10(a). “Administrative Agent” means Bank of America, until the appointment of a successor “Administrative Agent” pursuant to Section 11.9 and, thereafter, shall mean such successor Administrative Agent. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Party” means any Lender or Letter of Credit Issuer. “Affiliate” of any Person means any other Person that, directly or indirectly, controls or is controlled by, or is under common Control with, such Person. “Affiliate Agreements” means collectively, (a) the Amended and Restated Investment Advisory Agreement dated as of September 15, 2017, between the Initial Borrower and Carlyle GMS Investment Management L.L.C., (b) the Placement Agent Agreement dated as of June 26, 2017, between the Initial Borrower and TCG Securities, L.L.C. and (c) the Administration Agreement dated as of April 18, 2017, between the Initial Borrower and Carlyle GMS Finance Administration L.L.C. “Agency Services Address” means the address for the Administrative Agent set forth in Section 12.6, or such other address as may be identified by written notice from the Administrative Agent to the Borrowers and the Lenders from time to time. “Agent-Related Person” has the meaning provided in Section 11.3. “Agents” means, collectively, the Administrative Agent, the JointSole Lead ArrangersArranger, the Sole Bookrunner, the Syndication Agent, the Letter of Credit Issuer and any successors and assigns in such capacities. “AIV Borrower” means each Borrower identified as an “AIV Borrower” on Schedule I hereto (as such Schedule I may be amended, restated, supplemented or otherwise modified from time to time), together with any other Alternative Investment Vehicle which becomes a Borrower under this Credit Agreement pursuant to Section 6.4. “Alternative Currency” means Canadian Dollars, Euros, Sterling and each other currency (other than Dollars) requested by the Borrowers and approved in accordance with Section 1.9. “Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the Letter of Credit Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars. 2 55297837

“Alternative Currency Sublimit” means fiftyone hundred percent (50100%) of the Maximum Commitment. “Alternative Investment Vehicle” means an entity created in accordance with a Constituent Document of the Borrowers for the purpose of making Investments through a vehicle or entity other than a Borrower. “Anti-Corruption Laws” means to the extent applicable to a Person, (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the U.K. Bribery Act 2010, as amended; and (c) other Applicable Laws relating to anti-bribery or anti-corruption. “Anti-Money Laundering Laws” means Applicable Law in any jurisdiction in which any Borrower or any of its Subsidiaries or their respective Related Parties are located or doing business that relates to money laundering or terrorism financing, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. “Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators. “Applicable Lending Office” means, for each Lender and for each Type of Loan, the “lending office” of such Lender (or of an Affiliate of such Lender) designated for such Type of Loan on Schedule II hereto or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrowers by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained. “Applicable Margin” has the meaning set forth in the applicable Fee Letter. “Applicable Requirement” means each of the following requirements: (a) such Investor (or such Investor’s Sponsor, Responsible Party or Credit Provider, if applicable) shall be a Rated Included Investor, and such Investor (or such Investor’s Sponsor, Responsible Party or Credit Provider, as applicable) shall have a Rating of BBB- / Baa3 or higher; and (b) if such Investor (or such Investor’s Sponsor, Responsible Party or Credit Provider, if applicable) is: (i) a Bank Holding Company, it shall have Adequately Capitalized status or better; (ii) an insurance company, it shall have a Best’s Financial Strength Rating of A- or higher; or (iii) an ERISA Investor or Governmental Plan Investor, or the trustee or nominee of an ERISA Investor or a Governmental Plan Investor, such ERISA 3 55297837

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by an applicable EEA Resolution Authority (or other applicable authority) in respect of any liability of an EEAAffected Financial Institution (or other applicable institution). “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule or, in relation to any other state, any analogousand (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 and any other law or regulation which requires recognition of any Write-Down and Conversion Powers, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank Holding Company” means a “bank holding company” as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended from time to time and any successor statute or statutes, or a non-bank subsidiary of such bank holding company. “Bank of America” has the meaning provided in the Preamble hereto. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Best’s Financial Strength Rating” means a “Best’s Financial Strength Rating” by A.M. Best Company. “Borrower” and “Borrowers” have the meanings provided in the Preamble hereto. “Borrower Collateral Account” means, for each Borrower that has Investors, the account listed on Schedule I hereto (as such Schedule I may be amended, restated, supplemented or otherwise modified from time to time), with respect to such Person, which account shall be used solely for receipt of proceeds from Capital Calls. “Borrower Collateral Accounts” means, where the context requires, all Borrower Collateral Accounts, collectively. “Borrower Collateral Account Pledge” means the pledge of a Borrower Collateral Account, in the form of Exhibit D hereto, made by a Borrower in favor of the Administrative Agent, pursuant to which such Borrower has granted to the Administrative Agent for the benefit of the Secured Parties, a first priority, exclusive Lien in and to a Borrower Collateral Account, as the same may be amended, restated, supplemented or otherwise modified from time to time. 5 55297837

| **Other Concentration Limits**[6] | |
|---|---|
| Non-Rated Included Investors | 10.0% - 25.0%[3] |
| Corporate Designated Investors[87] | 5.0%[3] |
| Foreign Sovereign Designated Investors | 5.0%[3] |
| Fund-of-Funds Designated Investors | 3.0%[3] |
| HNW Designated Investors and HNW Aggregation Investors | 1.0% - 10.0%[3, 5] |
| Aggregate Foreign Sovereign Designated Investors | 20.0%[3, 4] |
| Aggregate Fund-of-Funds Designated Investors | 15.0%[3, 4] |
| Aggregate HNW Designated Investors and HNW Aggregation Investors | 20.010.0%[3, 4, 5, 75] |
| Aggregate Designated Investors | 50.0%[4] |
| Fresno County Retirement Plan | 100.0%[7] |

1 The Ratings for such Investor shall be the lower of any senior unsecured rating of such Investor as issued by either S&P or Moody's. If such Investor has only one rating from either S&P or Moody's, that rating shall apply.

2 For any Investor that is an unrated subsidiary of a rated parent, acceptable Credit Link Documents from the Rated parent entity will be required in order to apply the Concentration Limit based on the Ratings of the parent.

3 The Concentration Limits for each individual Investor classification shall be calculations as a percentage of the aggregate Uncalled Capital Commitments of all Borrowing Base Investors. The Concentration Limit for Fresno County Retirement Plan shall be 25.0%.

4 The aggregate Concentration Limits for Investor classifications shall be calculations (after deducting any amounts in excess of the applicable individual Investor Concentration Limits) as a percentage of the aggregate Uncalled Capital Commitments of all Borrowing Base Investors, such method as set forth in the borrowing base certificate delivered on the closing date.

5 The Concentration Limits for any HNW Designated Investor may be increased up to 10% in the Administrative Agent's sole discretion. The Concentration Limits for any HNW Aggregation Investor may be increased up to or above 10% in the Administrative Agent's sole discretion.

6 The Concentration Limit for any particular Investor is a percentage of the Unfunded Capital Commitments of the Borrowing Base Investors.

7 During any period that the lower rate included within the "Applicable Margin" as set forth in the applicable Fee Letter is in effect, then the Concentration Limit (x) for Fresno County Retirement Plan shall be a Non-Rated Included Investor set at 25% and (y) for Aggregate HNW Designated Investors and HNW Aggregation Investors shall be 10%, in each case, applied at all times during such period.8 Carlyle employees shall be treated as one Corporate Designated Investor.

<u>provided</u> that for purposes of calculating the above Concentration Limits for any Investor, each Investor and its investing Affiliates shall be treated as a single Investor.

10

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control as defined in Section 414(c) of the Internal Revenue Code (and Sections 414(m) and (o) of the Internal Revenue Code for purposes of provisions relating to Section 412 of the Internal Revenue Code), in each case of which the applicable Borrower is a member; provided that a Borrower shall only be considered a part of a Controlled Group as of any date to the extent such Borrower is part of such Controlled Group on such date. “Conversion Date” means any LIBOR Rate Conversion Date or Reference Rate Conversion Date, as applicable. “Conversion Notice” has the meaning provided in Section 2.3(g). “Convert”, “Conversion”, and “Converted” shall refer to a conversion pursuant to Section 2.3(h) or Section 4 of one Type of Loan into another Type of Loan. “Corporate Designated Investor” means any Designated Investor that is not an HNW Designated Investor, a Sovereign Designated Investor or a Fund-of-Funds Designated Investor. “Credit Agreement” means this Revolving Credit Agreement, of which this Section 1.1 forms a part, as amended, restated, supplemented or otherwise modified from time to time. “Credit Facility” means the Loans and Letters of Credit provided to the Borrowers by the Lenders and the Letter of Credit Issuer under the terms and conditions of this Credit Agreement and the other Loan Documents. “Credit Link Documents” means such financial information and documents as may be requested by the Administrative Agent in its sole discretion, to reflect and connect the relevant or appropriate credit link or credit support of a Sponsor, Credit Provider or Responsible Party, as applicable, to the obligations of the applicable Investor to make Capital Contributions, as to whether the applicable Investor satisfies the Applicable Requirement based on the Rating or other credit standard of its Sponsor, Credit Provider or Responsible Party, as applicable. “Credit Provider” means a Person providing Credit Link Documents, in form and substance acceptable to the Administrative Agent in its sole discretion, of the obligations of an Investor to make Capital Contributions. “Daily LIBOR” means for each day during any Interest Period, the rate of interest per annum determined by the Administrative Agent based on the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other Person that takes over the administration of such rate) for deposits in Dollars in minimum amounts of at least $5,000,000 for a period equal to one month (commencing on the date of determination of such interest rate) as published by a commercially available source providing quotations of such rate as selected by the Administrative Agent from time to time at approximately 11:00 a.m. (London time) on such date of determination, or, if such date is not a Business Day, then the immediately preceding Business Day (rounded upwards, if necessary, to the nearest 1/100 of 1%). If the calculation of Daily LIBOR results in a Daily LIBOR rate that is less than zero (0fifty basis points (0.50%), Daily LIBOR shall be deemed to be zero (0fifty basis points (0.50%) for all purposes of the Loan Documents. 12 55297837 time of admission of such Investor that no such financial information is required for such Investor. “Existing Law” means (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank Act”); (b) the revised Basel Accord prepared by the Basel Committee on Banking Supervision as set out in the publication entitled “Basel II: International Convergence of Capital Measurements and Capital Standards: A Revised Framework,” as updated from time to time (“Basel II”); (c) the publication entitled “Basel III: A global regulatory framework for more resilient banks and banking systems,” as updated from time to time (“Basel III”), including without limitation, any publications addressing the liquidity coverage ratio or the supplementary leverage ratio; or (d) any implementing laws, rules, regulations, guidance, interpretations or directives from any Governmental Authority relating to the Dodd Frank Act, Basel II or Basel III (whether or not having the force of law). “Extension Fee” means the fee payable with respect to any extension of the Stated Maturity Date in accordance with Section 2.14, as set forth in the applicable Fee Letter. “Extension Request” means a written request by the Borrowers substantially in the form of Exhibit M hereto to extend the initial or extended Stated Maturity Date for an additional period of no greater than 364 days. “Facility Increase” has the meaning provided in Section 2.15(a). “Facility Increase Fee” means the fee payable with respect to any Facility Increase in accordance with Section 2.15, as set forth in the applicable Fee Letter. “Facility Increase Request” means the notice in the form of Exhibit M hereto pursuant to which the Borrowers request an increase of the Maximum Commitment in accordance with Section 2.15. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code, and any intergovernmental agreement between a non-U.S. jurisdiction and the United States of America with respect to the foregoing and any law, regulation or practice adopted pursuant to any such intergovernmental agreement. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day (or, if such day is not a Business Day, for the immediately preceding Business Day), as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that if such rate is not so published for any day that is a Business Day, the average of the quotation for such day on such transactions received by the Administrative Agent from three (3) federal funds brokers of recognized standing selected by the Administrative Agent. 21 55297837

“Investment Policies” means the investment objectives, policies, restrictions and limitations for the Initial Borrower as delivered to the Administrative Agent prior to the Closing Date, and as the same may be changed, altered, expanded, amended, modified, termination or restated from time to time in accordance with the definition of Permitted Policy Amendment. “Investor” means any Person that is admitted to any Borrower (other than a Qualified Borrower) as a member, shareholder, limited partner, general partner or other equity holder in accordance with the applicable Constituent Documents of such Borrower. “Investors” means, where the context may require, all Investors, collectively. “Investor Information” has the meaning provided in Section 12.16. “IRS” means the United States Internal Revenue Service. “ISP98” means the International Standby Practices (1998 Revision, effective January 1, 1999), International Chamber of Commerce Publication No. 590. “KYC Compliant” means any Person who has satisfied all requests for information from the Lenders for “know-your-customer” and other anti-terrorism, anti-money laundering and similar rules and regulations and related policies and who would not result in any Lender being non-compliant with any such rules and regulations and related policies were such Person to enter into a banking relationship with such Lender. “Joint Lead Arrangers” means Merrill Lynch and MUFG. “Lender” means (a) Bank of America, in its capacity as lender and (b) each other lender that becomes party to this Credit Agreement in accordance with the terms hereof, and collectively, the “Lenders”. “Lender Party” has the meaning provided in Section 11.1(a). “Lending Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “Letter of Credit” means any letter of credit issued by the Letter of Credit Issuer pursuant to Section 2.8 either as originally issued or as the same may, from time to time, be amended or otherwise modified or extended. “Letter of Credit Application” means an application, in the form specified by the Letter of Credit Issuer from time to time and customarily used by such Letter of Credit Issuer in similar circumstances, requesting the Letter of Credit Issuer issue a Letter of Credit. “Letter of Credit Issuer” means Bank of America or any Affiliate thereof or any Lender or Affiliate of such Lender so designated, and which accepts such designation, by the Administrative Agent and is approved by the Borrowers. 29 55297837 apply for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected, or (y) in the case of Loans denominated in Dollars, on the same day such rate shall apply for settlement in immediately available funds by leading banks in the London interbank market for a period equal to one month; provided that LIBOR shall, in no event, exceed the Reference Rate. Each calculation by the Administrative Agent of LIBOR shall be conclusive and binding for all purposes, absent manifest error. If the calculation of LIBOR (or any applicable LIBOR Successor Rate adopted together with LIBOR Successor Rate Conforming Changes pursuant to Section 4.10 hereof) results in a LIBOR rate that is less than zero (0fifty basis points (0.50%), LIBOR, or such LIBOR Successor Rate, as applicable, shall be deemed to be zero (0fifty basis points (0.50%) for all purposes of the Loan Documents. “LIBOR Rate Conversion Date” has the meaning provided in Section 2.3(g). “LIBOR Rate Loan” means a Loan (other than a Reference Rate Loan) that bears interest at a rate based on LIBOR. “LIBOR Reserve Requirement” means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor thereto) by member banks of the Federal Reserve System against: “Eurocurrency liabilities” (as such term is used in Regulation D). Without limiting the effect of the foregoing, the LIBOR Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to: (a) any category of liabilities that includes deposits by reference to which Adjusted LIBOR is to be determined; or (b) any category of extensions of credit or other assets that include LIBOR Rate Loans or Reference Rate Loans bearing interest based off LIBOR. LIBOR shall be adjusted automatically on and as of the effective date of any change in the LIBOR Reserve Requirement. Each determination by the Administrative Agent of the LIBOR Reserve Requirement shall, in the absence of manifest error, be conclusive and binding. “LIBOR Successor Rate” has the meaning provided in Section 4.10(a). “LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Reference Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines in consultation with the Borrowers). “Lien” means any lien, mortgage, security assignment, security interest, charge, tax lien, pledge, encumbrance, or conditional sale or title retention arrangement, or any other interest in 31 55297837 property designed to secure the repayment of indebtedness, whether arising by agreement or under common law, any statute, law, contract, or otherwise. “Loan Deficit” has the meaning provided in Section 2.3(f). “Loan Documents” means this Credit Agreement, the Notes (including any renewals, extensions, re-issuances and refundings thereof), each of the Collateral Documents, each Assignment and Assumption, each Letter of Credit Application, all Credit Link Documents, each Qualified Borrower Guaranty, each Fee Letter and such other agreements and documents, and any amendments or supplements thereto or modifications thereof, executed or delivered pursuant to the terms of this Credit Agreement or any of the other Loan Documents and any additional documents delivered in connection with any such amendment, supplement or modification. “Loans” means the groups of LIBOR Rate Loans and Reference Rate Loans made by the Lenders to the Borrowers pursuant to the terms and conditions of this Credit Agreement, plus all payments under a Letter of Credit made to the beneficiary named thereunder (and certain other related amounts specified in Section 2.9 shall be treated as Loans pursuant to Section 2.9. “Management Agreement” means that certain Amended and Restated Investment Advisory Agreement dated as of September 15, 2017, between Borrower and the Investment Manager, as it may be amended or restated from time to time, as permitted hereunder. “Margin Stock” has the meaning assigned thereto in Regulation U. “Material Adverse Effect” means a material adverse effect on: (a) the assets, operations, properties, liabilities (actual or contingent), financial condition, or business of the Borrowers taken as a whole; (b) the ability of any Borrower to perform its obligations under this Credit Agreement or any of the other Loan Documents; (c) the validity or enforceability of this Credit Agreement, any of the other Loan Documents, or the rights and remedies of the Secured Parties hereunder or thereunder taken as a whole; (d) the obligation or the liability of the Intial Borrower to make calls for Capital Contributions under the Borrower Constituent Documents; or (e) the obligations of the Investors (or applicable Sponsors, Responsible Parties or Credit Providers) to make Capital Contributions under the Borrower Constituent Documents with respect to their Unfunded Capital Commitments. “Material Amendment” has the meaning provided in Section 9.6. “Maturity Date” means the earliest of: (a) the Stated Maturity Date; (b) the date upon which the Administrative Agent declares the Obligations due and payable after the occurrence and continuance of an Event of Default (c) thirty (30) days prior to the Capital Call Cut-Off Date; and (d) the date upon which the Borrowers terminate the Commitments pursuant to Section 3.6 or otherwise. “Maximum Commitment” means (x) $375,000,000 on and after the Second Amendment Effective Date until but excluding the Temporary Increase Maturity Date and (y) $300,000,000 on and after the Temporary Increase Maturity Date, in each case,$75,000,000, as it may be (a) reduced by the Borrowers pursuant to Section 3.6, or (b) after the Temporary Increase Maturity Date, increased from time to time by the Borrowers pursuant to Section 2.15. 32 55297837 representatives of such Person and of such Person’s Affiliates. For the avoidance of doubt, as it relates to a Borrower, the term “Related Parties” shall not include a portfolio company. “Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, or migration of Hazardous Materials into the indoor or outdoor environment, or into or out of any real property Investment, including the movement of any Hazardous Material through or in indoor or outdoor the air, soil, surface water or groundwater of any real property Investment. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York for the purpose of recommending a benchmark rate to replace LIBOR in loan agreements similar to this Credit Agreement. “Removal Effective Date” has the meaning provided in Section 11.9(a)(ii). “Request for Borrowing” has the meaning provided in Section 2.3(a). “Request for Letter of Credit” has the meaning provided in Section 2.8(b). “Required Lenders” means, at any time the Lenders (other than the Defaulting Lenders) holding an aggregate Pro Rata Share of greater than or equal to fifty-one percent (51%) of the Maximum Commitment; provided that if at any time there is only one Lender party hereto, then “Required Lenders” means such Lender. “Required Payment Time” means in immediately available funds (except to the extent any such excess is addressed by subsection (ii) below), as follows: (i) promptly, and in any event within two (2) Business Days, to the extent such funds are available in a Collateral Account of the Borrowers; and (ii) within twenty (20) Business Days of demand, to the extent that it is necessary for the Borrowers to issue a Capital Call to fund such required payment (and the Borrowers shall issue such Capital Calls (and shall pay such excess immediately after the Capital Contributions relating to such Capital Call are received)). “Requirement of Law” means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Resignation Effective Date” has the meaning provided in Section 11.9(a). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means (a) in the case of a corporation, its president or any vice president or any other officer or the equivalent thereof (including a secretary or an assistant secretary), and, in any case where two Responsible Officers are acting on behalf of such corporation, the second such Responsible Officer may be a secretary or assistant secretary or the 38 55297837

“Sanction” or “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any Member State of the European Union, or the United Kingdom. “Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of any Sanctions (as of the date of the Agreement, Cuba, Iran, North Korea, Sudan, Syria, and the Crimea region of Ukraine). “Sanctioned Entity” means any individual, entity, or group (a) listed in any Sanctions-related list of designated Persons maintained by the OFAC, or the U.S. Department of State, the United Nations Security Council, the European Union, any Member State of the European Union, or the United Kingdom, (b) operating, organized or resident in a Sanctioned Country or (c) owned or controlled by any such Person. “Scheduled Unavailability Date” has the meaning provided in Section 4.10(a)(ii). “SEC” means the Securities and Exchange Commission. “Second Amendment Effective Date” means November 16, 2018. “Secured Parties” means the Administrative Agent, the Lenders, the Letter of Credit Issuer and each Indemnitee. “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended to the date hereof and from time to time hereafter, and any successor statute. “Security Agreements” means, collectively, each Borrower Security Agreement. “Side Letter” means any side letter executed by or on behalf of an Investor with any Borrower or the Investment Manager with respect to such Investor’s rights and/or obligations under its Subscription Agreement or the Borrower Constituent Documents, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof. “SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source) and, in each case, that has been selected or recommended by the Relevant Governmental Body. “SOFR-Based Rate” means SOFR or Term SOFR. “Sole Bookrunner” means Merrill LynchBofA Securities. “Sole Lead Arranger” means BofA Securities. 40 55297837 date as of which the foreign exchange computation is made; provided that the Administrative Agent or Letter of Credit Issuer may obtain such spot rate from another commercially available source designated by the Administrative Agent or Letter of Credit Issuer if such spot rate is not available on Bloomberg. “Stated Maturity Date” means October 3, 2020,2022, subject to the Borrowers’ extension of such date under Section 2.14. “Sterling” and “£” mean the lawful currency of the United Kingdom. “Subscription Agreement” means a subscription agreement and any related supplement thereto executed by an Investor in connection with the subscription for a partnership, shares, units, common stock, membership or other equity interest in any Borrower, as applicable, as amended, restated, supplemented or otherwise modified from time to time; “Subscription Agreements” means, where the context may require, all Subscription Agreements, collectively. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of the board of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of a Borrower. “Syndication Agent” means MUFG. “Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease in accordance with GAAP. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, fines, additions to tax or penalties applicable thereto. “Temporary Increase Maturity Date” means the earliest of: (a) November 15, 2019; (b) the date upon which the Administrative Agent declares the Obligations due and payable after the occurrence and continuance of an Event of Default (c) thirty (30) days prior to the Capital Call Cut-Off Date; and (d) the date upon which the Borrowers terminate the Commitments pursuant to Section 3.6 or otherwise.Term SOFR” means the forward-looking term rate for any period that is approximately (as determined by the Administrative Agent in consultation with the Credit Parties) as long as any of the Interest Period options set forth in the definition of “Interest Payment Date” and that is based on SOFR that has been selected or recommended by the Relevant Governmental Body, in each case as published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion. 42 55297837

“Threshold Amount” means the lesser of (a) $50,000,000, and (b) ten percent (10%) of the aggregate Uncalled Capital Commitments at such time. “Transfer” means to assign, convey, exchange, pledge, sell, set-off, transfer or otherwise dispose. “Type of Loan” means a Reference Rate Loan or a LIBOR Rate Loan. “UCC” means the Uniform Commercial Code as adopted in the State of New York and any other state from time to time that governs creation or perfection (and the effect thereof) of security interests in any Collateral. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Uncalled Capital Commitment” means, with respect to any Investor at any time, such Investor’s uncalled Capital Commitment. “Unfunded Capital Commitment” means, with respect to any Investor at any time, such Investor’s Capital Commitment minus (a) any portion of such Investor’s Capital Commitment that is subject to a Pending Capital Call, including, for the avoidance of doubt an Investor’s “Unused Capital Commitment” as defined in the Borrower Constituent Documents, and (b) such Investor’s Capital Contributions to date. “Uniform Customs” means the Uniform Customs and Practice for Documentary Credits (2007 Revision), effective July, 2007 International Chamber of Commerce Publication No. 600. “Unused Commitment Fee Rate” has the meaning set forth in the applicable Fee Letter. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code. “U.S. Tax Compliance Certificate” has the meaning provided in Section 4.1(f). “Withholding Agent” means any Borrower and the Administrative Agent. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority (or other similar authority), the write-down and conversion powers of such EEA Resolution Authority (or other similar authority) from time to time under the Bail-In Legislation for the applicable EEA Member Country (or other applicable state), which write-down and 43 55297837 conversion powers are described in the EU Bail-In Legislation Schedule (or other similar or analogous legislation or regulation), and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.2 Other Definitional Provisions. With reference to this Credit Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) all terms defined in this Credit Agreement shall have the above-defined meanings when used in the Notes or any other Loan Documents or any certificate, report or other document made or delivered pursuant to this Credit Agreement, unless otherwise defined in such other document; (b) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined; (c) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms; (d) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (e) the word “will” shall be construed to have the same meaning and effect as the word “shall”; (f) any reference herein to any Person shall be construed to include such Person’s successors and assigns; (g) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Credit Agreement in its entirety and not to any particular provision hereof; (h) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Credit Agreement; (i) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights; (j) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form; 44 55297837

Schedule or Exhibit, as applicable, are updated or modified in accordance with the terms of this Credit Agreement. 1.12 Permitted Liens. Any reference in any of the Loan Documents to Liens permitted under this Credit Agreement or under any other Loan Document is not intended to subordinate or postpone, and shall not be interpreted as subordinating or postponing, or as an agreement to subordinate or postpone any Lien created by any of the Loan Documents to any Liens permitted hereunder or under such other Loan Document. 1.13 Change in GAAP. In the event of any change in generally accepted accounting principles after the date hereof which would affect the computation of any covenant, ratio or other requirement set forth in any Loan Document, then upon the request of Borrower or the Administrative Agent, Initial Borrower and the Administrative Agent shall negotiate promptly, diligently and in good faith in order to amend the provisions of the Loan Documents such that such covenant, ratio or other requirement shall continue to provide substantially the same tests or restrictions of Borrower as in effect prior to such accounting change, as determined by the Required Lenders in their good faith judgment. Until such time as such amendment shall have been executed and delivered by Borrower, the Administrative Agent and the Required Lenders, such covenants, ratio and other requirements, and all financial statements and other documents required to be delivered under the Loan Documents, shall be calculated and reported as if such change had not occurred. 1.14 Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “LIBOR” or with respect to any rate that is an alternative or replacement for comparable or successor rate thereto to any of such rate (including, without limitation, any LIBOR Successor Rate) or the effect of any of the foregoing, or of any LIBOR Successor Rate Conforming Changes. Section 2. REVOLVING CREDIT LOANS AND LETTERS OF CREDIT 2.1 The Commitment. (a) Committed Amount. Subject to the terms and conditions herein set forth, each Lender agrees, during the Availability Period: (i) to extend to the Borrowers a revolving line of credit; and (ii) to participate in Letters of Credit issued by the Letter of Credit Issuer for the account of the Borrowers, in each case in Dollars or in one or more other Alternative Currencies. (b) Limitation on Borrowings and Re-borrowings. Except as provided in Section 2.1(c), the Lenders shall not be required to advance any Borrowing, Continuation, or cause the issuance of any Letter of Credit hereunder if: (i) after giving effect to such Borrowing, Continuation, Conversion, or issuance of such Letter of Credit: (A) the Dollar Equivalent of the Principal Obligations would exceed the Available Commitment; (B) with respect to the issuance of any Letter of Credit only, the Dollar Equivalent of the Letter of Credit 47 55297837

of Credit Issuer related to the issuance, amendment or transfer of Letters of Credit upon demand by the Letter of Credit Issuer. Letter of Credit fees shall be payable in Dollars. 2.14 Extension of Maturity Date. The Borrowers shall have two options to extend the Stated Maturity Date then in effect for 364 days (for each extension option), subject to satisfaction or waiver by the Lenders of the following conditions precedent: (a) each of the Administrative Agent and the new or extending Lenders consent to the extension in their sole discretion; (b) the Borrowers shall have paid an extension fee in the amount of twenty basis points (0.20%) of the Maximum Commitment for each extensionExtension Fee, to the Administrative Agent for the benefit of the new or extending Lenders; (c) no Event of Default or Potential Default shall have occurred and be continuing on the date on which notice is given in accordance with the following clause (d) or on the initial Stated Maturity Date; (d) as of the effective date of such extension and immediately after giving effect thereto, the representations and warranties set forth herein and in the other Loan Documents are true and correct in all material respects with the same force and effect as if made on and as of such date (except to the extent that such representations and warranties expressly relate to an earlier date); provided that if a representation or warranty is qualified as to materiality, with respect to such representation or warranty, the foregoing materiality qualifier shall be disregarded for the purposes of this condition; and (e) the Borrowers shall have delivered an Extension Request with respect to the Stated Maturity Date to the Administrative Agent not less than thirty (30) days (or such shorter timeframe agreed to by the Administrative Agent in its sole discretion) prior to the Stated Maturity Date then in effect (which shall be promptly forwarded by the Administrative Agent to each Lender). 2.15 Increase in the Maximum Commitment. (a) Request for Increase. Provided there exists no Event of Default or Potential Default and no Event of Default or Potential Default would result from such Facility Increase, and subject to compliance with the terms of this Section 2.15, the Borrowers may increase the Maximum Commitment to an aggregate amount not exceeding $750,000,000. Such increase may be done in one or more requested increases, in a minimum amount of $20,000,000, and in $1,000,000 increments (each such increase shall be referred to herein as a “Facility Increase”). Subject to compliance with Section 2.15(c) below, no consent of the Administrative Agent or Lenders shall be required. (b) Effective Date. Within ten (10) days (or such shorter timeframe agreed to by the Administrative Agent in its sole discretion) of the receipt of a request from the Borrower to increase the Maximum Commitment, the Administrative Agent shall 61 55297837 to comply with the applicable timing period in Section 2.3 to each Lender which is required to fund any amount or receive any partial repayment in connection therewith and (ii) applicable Lender or Lenders will fund such amounts up to their respective shares of the Loans being reallocated and the Administrative Agent shall remit to any applicable Lenders its applicable portion of such funded amount if necessary to give effect to the reallocation of such Loans. In connection with such repayment made with respect to such reallocation (to the extent such repayment is required), the Borrowers shall pay or capitalize (i) all interest due on the amount repaid to the date of repayment on the immediately following Interest Payment Date and (ii) any amounts due pursuant to Section 4.5 as a result of such reallocation occurring on any date other than an Interest Payment Date. Section 3. PAYMENT OF OBLIGATIONS 3.1 Revolving Credit Notes. Any Lender may request that its Loans be evidenced by a promissory note. In such event, each Borrower shall execute and deliver a Note or Notes in the form of Exhibit B (with blanks appropriately completed in conformity herewith), in favor of such Lender. Each Borrower agrees, from time to time, upon the request of the Administrative Agent or any Lender, to reissue a new Note, in accordance with the terms and in the form heretofore provided, to the Administrative Agent or such Lender, in renewal of and substitution for the Note previously issued by such Borrower to the Administrative Agent or such Lender, and such previously issued Note shall be returned to such Borrower marked “replaced”. 3.2 Payment of Obligations. The unpaid principal amount of the Obligations outstanding on the Maturity Date, together with all accrued but unpaid interest thereon, shall be due and payable on the Maturity Date in the currency of the related Loan or Letter of Credit. Unless the Maximum Commitment has been reduced below $300,000,000 by the Borrowers pursuant to Section 3.6, the unpaid principal amount of the Obligations in excess of $300,000,000 outstanding on the Temporary Increase Maturity Date, together with all accrued but unpaid interest thereon, shall be due and payable on the Temporary Increase Maturity Date in the currency of the related Loan or Letter of Credit. 3.3 Payment of Interest. (a) Interest. Interest on each Borrowing and any portion thereof shall commence to accrue in accordance with the terms of this Credit Agreement and the other Loan Documents as of the date of the disbursement or wire transfer of such Borrowing by the Administrative Agent, consistent with the provisions of Section 2.6, notwithstanding whether the Borrowers received the benefit of such Borrowing as of such date and even if such Borrowing is held in escrow pursuant to the terms of any escrow arrangement or agreement. When a Borrowing is disbursed by wire transfer pursuant to instructions received from the Borrowers in accordance with the related Request for Borrowing, then such Borrowing shall be considered made at the time of the transmission of the wire, rather than the time of receipt thereof by the receiving bank. With regard to the repayment of the Loans, interest shall continue to accrue on any amount repaid until such time as the repayment has been received in federal or other immediately available funds by the Administrative Agent in the Administrative Agent’s Account described in Section 63 55297837

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply. 4.9 Euro Event. In the event that the Euro is no longer used as the common currency of the European Union (such event, a “Euro Event”), each Borrower shall either: (a) repay all Euro denominated Loans made to it (and Cash Collateralize all Euro denominated Letters of Credit issued for its account) in Dollars or an Alternative Currency other than Euro (in either case based on the applicable Spot Rate on the date of such repayment) or (b) convert such Loans to (or replace such Letters of Credit with those denominated in) Dollars or an Alternative Currency other than Euro, in each case within thirty (30) days of request after such Euro Event by any affected party to take such actions. 4.10 LIBOR Successor Rate. (a) Notwithstanding anything to the contrary in this Credit Agreement or any other Loan Document, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrowers) that the Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, without limitation, because LIBOR is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) the administrator of LIBOR or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR shall no longer be made available, or used for determining the interest rate of loans; provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide LIBOR after such specific date (such specific date, the “Scheduled Unavailability Date”); or (iii) syndicated loans currently being executed, or that include language similar to that contained in this Section 4.10, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR; then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrowers may amend this Credit Agreement to replace LIBOR with (x) one or more SOFR-Based Rates or (y) another alternate benchmark rate in consultation with the Borrower after giving due consideration to any evolving or then existing convention for similar Dollar-denominated syndicated credit facilities for such alternative benchmarks and, in each case (A) in a manner that is consistent with the Administrative Agent’s then-current practices with respect to similarly situated borrowers and (B) including any mathematical or other adjustments 78 55297837 to such benchmark giving due consideration to any evolving or then existing convention for similar Dollar-denominated syndicated credit facilities for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (the “Adjustment”; and any such proposed rate, a “LIBOR Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrowers unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders (A) in the case of an amendment to replace LIBOR with a rate described in clause (x) above, object to the Adjustment; or (B) in the case of an amendment to replace LIBOR with a rate described in clause (y) above, object to such amendment; provided that, for the avoidance of doubt, in the case of clause (A), the Required Lenders shall not be entitled to object to any SOFR-Based Rate contained in any such amendment. Such LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided that, to the extent the Administrative Agent determines that adoption of such LIBOR Successor Rate is not administratively feasible (x) it shall provide written notice of such determination to the Borrower, (y) such written notice shall confirm that the Administrative Agent is taking the same position with respect to such LIBOR Successor Rate in its other facilities for similarly situated borrowers and (z) the Administrative Agent shall use commercially reasonable efforts to ensure that any alternate rate of interest the Administrative Agent selects in lieu of such LIBOR Successor Rate shall include a modifier, to the extent necessary, to cause such alternate rate to be comparable to such LIBOR Successor Rate, which modifier shall be determined at the time such alternate rate is determined and which shall remain constant for so long as this Agreement remains in effect. (b) If no LIBOR Successor Rate has been determined and the circumstances under Section 4.10(a)(i) exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent shall promptly so notify the Borrowers and the Lenders. Thereafter, (i) the obligation of the Lenders to make or maintain LIBOR Rate Loans shall be suspended (to the extent of the affected LIBOR Rate Loans or Interest Periods) and (ii) the Adjusted LIBOR component shall no longer be utilized in determining the Reference Rate. Upon receipt of such notice, the Borrowers may revoke any pending Request for Borrowing of, or Rollover Notice or Conversion Notice for the conversion to or Continuation of, LIBOR Rate Loans (to the extent of the affected LIBOR Rate Loans or Interest Periods) or, failing that, will be deemed to have converted each such LIBOR Rate Loan to a Reference Rate Loan pursuant to Section 2.3(g) (subject to the foregoing clause (ii)). (c) Notwithstanding any other provision of this Credit Agreement, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than 0.50% for purposes of this Credit Agreement. (d) In connection with the implementation of a LIBOR Successor Rate, the Administrative Agent will have the right to make LIBOR Successor Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such LIBOR Successor Rate Conforming Changes will become effective without any further action or consent of any other party to this Credit Agreement. 79 55297837

(i) “Know Your Customer” Information and Documents. The Lenders shall have received (i) all items required to make such Qualified Borrower KYC Compliant and (ii) if such Qualified Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Qualified Borrower; (j) Due Diligence Review. The Administrative Agent shall have completed to its satisfaction its due diligence review of such Qualified Borrower and its respective management, controlling owners, systems and operations; (k) ERISA Status. With respect to the initial advance to such Qualified Borrower only, a no Plan Asset Certificate of such Qualified Borrower; and (l) Fees, Costs and Expenses. Payment of all fees and other invoiced amounts due and payable by any Borrower on or prior to the date of such Qualified Borrower joinder and, to the extent invoiced, reimbursement or payment of all expenses required to be reimbursed or paid by any Borrower hereunder, which may be deducted from the proceeds of any related Borrowing. Upon the satisfaction of the requirements of this Section 6.3 described above, such Qualified Borrower shall be bound by the terms and conditions of this Credit Agreement as if it were a Borrower hereunder. 6.4 Addition of AIV Borrowers, Parallel Fund Borrowers. The obligation of the Lenders to advance a Borrowing to a proposed AIV Borrower, Parallel Fund Borrower, as applicable, hereunder or to cause the issuance of a Letter of Credit to a proposed AIV Borrower, Parallel Fund Borrower, as applicable, is subject to the conditions that the Borrowers shall have given the Administrative Agent at least ten (10) Business Days prior written notice (or such shorter time as the Administrative Agent may agree in its sole discretion) and each of the following: (a) Approval of AIV Borrower, Parallel Fund Borrower. In order for an entity to be approved as an AIV Borrower, a Parallel Fund Borrower, as applicable, (i) the Borrowers must obtain the written consent of each Lender, such consent not to be unreasonably withheld; (ii) such entity shall be either an Alternative Investment Vehicle or a Parallel Investment Vehicle, as applicable, of a Borrower; and (iii) the provisions of this Section 6.4 shall be satisfied; (b) Joinder and Security of New Borrower Obligations. The AIV Borrower or Parallel Fund Borrower and their general partners shall provide to the Administrative Agent and each of the Lenders duly executed documentation substantially similar, in the reasonable discretion of the Administrative Agent, to that executed by the Borrower at the Closing Date, including but not limited to a joinder agreement to this Credit Agreement (pursuant to which it agrees to be jointly and severally liable for all Obligations), Collateral Documents and such other Loan Documents and Filings as the Administrative Agent may reasonably request; 88 55297837

(c) Borrower Note. Upon the request of the Administrative Agent, such AIV Borrower, Parallel Fund Borrower, as applicable, shall execute and deliver a promissory note, in the form of Exhibit B; (d) Authorizations of Borrower. The Administrative Agent shall have received from the AIV Borrower or Parallel Fund Borrower, as applicable, appropriate evidence of the authorization of such Borrower approving the execution, delivery and performance of its Note, its applicable Collateral Documents and any other Loan Documents required of such Borrower, duly adopted by such Borrower, as required by Applicable Law or agreement, and accompanied by a certificate of an authorized Person of such Borrower stating that such authorizations are true and correct, have not been altered or repealed and are in full force and effect; (e) Responsible Officer Certificates. A certificate from a Responsible Officer of each AIV Borrower or Parallel Fund Borrower, as applicable, in the form of Exhibit K; (f) Constituent Documents. True and complete copies of the Constituent Documents of such AIV Borrower or Parallel Fund Borrower, as applicable, together with certificates of existence and good standing (or other similar instruments) of such Borrower, in each case certified by a Responsible Officer of such Person to be correct and complete copies thereof and in effect on the date such AIV Borrower or Parallel Fund Borrower, as applicable, becomes a Borrower hereunder and in each case satisfactory to the Administrative Agent in its sole discretion; (g) ERISA Status. With respect to the initial advance to such AIV Borrower or Parallel Fund Borrower only, a No Plan Asset Certificate of such AIV Borrower or Parallel Fund Borrower; (h) Incumbency Certificate. The Administrative Agent shall have received from the AIV Borrower or Parallel Fund Borrower, as applicable, a signed certificate of a Responsible Officer of such Borrower which shall certify the names of the Persons authorized to sign the Loan Documents to be delivered pursuant to the terms hereof by such Borrower, together with the true signatures of each such Person (the Administrative Agent may conclusively rely on such certificate until it shall receive a further certificate canceling or amending the prior certificate and submitting the authority and signatures of the Persons named in such further certificate); (i) Opinion of Counsel to AIV Borrower or Parallel Fund Borrower. The Administrative Agent shall have received a customary written opinion of counsel for the AIV Borrower or Parallel Fund Borrower, as applicable, in form and substance satisfactory to the Administrative Agent; (j) “Know Your Customer” Information and Documents. The Lenders shall have received and completed (a) all items required to make such AIV Borrower or Parallel Fund Borrower, as applicable, KYC Compliant; provided that the Lenders shall 89 55297837 use commercially reasonable efforts to (i) request all KYC items at least 4 Business Days prior to the proposed date of the joinder and (ii) complete KYC at least 1 Business Day prior to the date of the proposed joinder and (b) if such AIV Borrower, Parallel Fund Borrower, Feeder Fund or Borrowers of a new Fund Group, as applicable, qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such AIV Borrower, Parallel Fund Borrower, Feeder Fund or Borrower of a new Fund Group, as applicable; (k) Fees, Costs and Expenses. Payment of all fees and other invoiced amounts due and payable by any Borrower on or prior to the date such AIV Borrower or Parallel Fund Borrower, as applicable, becomes a Borrower hereunder and, to the extent invoiced, reimbursement or payment of all expenses required to be reimbursed or paid by any Borrower hereunder, which may be deducted from the proceeds of any related Borrowing; and (l) Due Diligence Review. The Administrative Agent shall have completed to its satisfaction its due diligence review of such AIV Borrower or Parallel Fund Borrower, as applicable, and its respective management, controlling owners, systems and operations. Upon the satisfaction of the requirements of this Section 6.4 described above, the AIV Borrower or Parallel Fund Borrower, as applicable, shall be bound by the terms and conditions of this Credit Agreement as a Borrower hereunder. Section 7. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS To induce the Lenders to make the Loans and cause the issuance of Letters of Credit hereunder, each Borrower hereby represents and warrants to the Administrative Agent, the Letter of Credit Issuer and the Lenders that, as to itself: 7.1 Organization and Good Standing. Each Borrower (a) is duly organized, duly formed or duly incorporated, as applicable; (b) validly existing and in good standing under the laws of its jurisdiction of organization, formation or incorporation, as applicable; (c) has the requisite power and authority to own its properties and assets and to carry on its business as now conducted; and (d) is qualified to do business in each jurisdiction where the nature of the business conducted or the property owned or leased requires such qualification except where the failure to be so qualified to do business would not have a Material Adverse Effect. 7.2 Authorization and Power. Each Borrower (a) has the partnership, limited liability company or corporate power, as applicable, and requisite authority to execute, deliver, and perform its respective obligations under this Credit Agreement, the Notes, and the other Loan Documents to be executed by it, its Constituent Documents and its Subscription Agreements; (b) is duly authorized to, and has taken all partnership, limited liability company, organization or corporate action, as applicable, necessary to authorize it to execute, deliver, and perform its obligations under this Credit Agreement, the Notes, such other Loan Documents, its Constituent Documents and the Subscription Agreement; and (c) is and will continue to be duly 90 55297837

(l) Notice of Material Adverse Effect. Each Borrower shall, promptly upon receipt of knowledge thereof, notify the Administrative Agent of any event if such event could reasonably be expected to result in a Material Adverse Effect. (m) Beneficial Ownership Certification. Each Credit Party shall promptly notify the Administrative Agent or any Lender of any change to any Beneficial Ownership Certification previously delivered and deliver an updated Beneficial Ownership Certification, and if any Credit Party becomes a “legal entity customer” under the Beneficial Ownership Regulation after the Closing Date, such Credit Party shall promptly notify the Administrative Agent and shall deliver to the Administrative Agent or any Lender a Beneficial Ownership Certification in relation to such Credit Party. (n) (m) [Reserved].Know Your Customer Information. Promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the USA PATRIOT Act, the Beneficial Ownership Regulation or other applicable Anti-Money Laundering Laws and Anti-Corruption Laws. (o) (n) Other Information. Such other information concerning the business, properties, or financial condition of the Borrowers as the Administrative Agent shall reasonably request (including such additional information for “know-your-customer” rules and regulations and related policies as the Lenders (through the Administrative Agent) may reasonably request). 8.2 Payment of Obligations. Each Borrower shall pay and discharge all Indebtedness and other obligations before any such obligation becomes delinquent, if such failure could reasonably be expected to result in a default in excess of the Threshold Amount. 8.3 Maintenance of Existence and Rights. Each Borrower shall preserve and maintain its existence. Each Borrower shall further preserve and maintain all of its rights, privileges, and franchises necessary in the normal conduct of its business and in accordance with all valid regulations and orders of any Governmental Authority the failure of which could reasonably be expected to result in a Material Adverse Effect. 8.4 [Reserved.] 8.5 Books and Records; Access. Following ten (10) Business Days prior written notice, each Borrower shall give the Administrative Agent, the Lenders, or any of them, access during ordinary business hours to, and permit such person to examine, copy, or make excerpts from, any and all books, records, and documents in the possession of such Borrower and relating to their affairs, and to inspect any of the properties of the Borrower and to discuss its affairs, finances and condition with its officers and independent accountants; provided that representative of the Borrowers shall be given reasonable opportunity to be present for any discussions with independent accountants. 99 55297837 effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body): (a) the Borrowers shall fail to pay when due any (i) principal of the Obligations, including, without limitation, any failure to pay any amount required under Section 3.5(b); or (ii) interest on the Obligations or any fee, expense, indemnity or other payment required hereunder, or under any other Loan Document, including, without limitation, payment of cash for deposit as Cash Collateral under Section 2.8(h), and such failure under this Section 10.1(a)(ii) shall continue for three (3) Business Days following the date the Administrative Agent notifies the Borrowers in writing of such failure; (b) any representation or warranty made or deemed made by or on behalf of the Borrowers (in each case, as applicable) under this Credit Agreement, or any of the other Loan Documents executed by any one or more of them, or in any certificate or statement furnished or made to the Administrative Agent or Lenders or any one of them by the Borrowers (in each case, as applicable) pursuant hereto, in connection herewith or with the Loans, or in connection with any of the other Loan Documents, shall prove to be untrue or inaccurate in any material respect (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall prove be untrue and inaccurate in all respects) as of the date on which such representation or warranty is made and the adverse effect of the failure of such representation or warranty shall not have been cured within thirty (30) days after the earlier of: (i) written notice thereof has been given by the Administrative Agent to the Borrowers or (ii) a Responsible Officer of a Borrower obtains actual knowledge thereof; (c) default shall occur in the performance of: (i) any of the covenants or agreements contained herein (other than the covenants contained in Sections 3.5(b), 8.1, and Sections 9.1 through 9.22) by the Borrowers; or (ii) the covenants or agreements of the Borrowers contained in any other Loan Documents executed by such Person, and, if such default is susceptible to cure, such default shall continue uncured to the satisfaction of the Administrative Agent for a period of thirty (30) days after the earlier of: (x) written notice thereof has been given by the Administrative Agent to the Borrowers or (y) a Responsible Officer of a Borrower obtains actual knowledge thereof; (d) default shall occur in the performance of any of the covenants or agreements of any Borrower contained in Section 3.5(b), or any one of Sections 9.1 through 9.4, Section 9.6, Section 9.8, Section 9.9, Section 9.11 through 9.15 or Section 9.17 through 9.22; (e) default shall occur in the performance of Section 8.1, Section 9.5, Section 9.7, Section 9.10 and Section 9.16 and such default shall continue uncured for five (5) Business Days after the earlier of: (x) written notice thereof has been given by the Administrative Agent to the Borrowers or (y) a Responsible Officer of a Borrower obtains actual knowledge thereof; 108 55297837 of the Lenders that are required to amend, waive or modify any rights hereunder or otherwise make any determination or grant any consent hereunder; (iv) except as otherwise provided in this Credit Agreement, consent to the assignment or transfer by any Borrower of any of its rights and obligations under (or in respect of) the Loan Documents; (v) amend the terms of this Section 12.1; or (vi) except as otherwise contemplated in this Credit Agreement, designate a Person as a Borrowing Base Investor. The Administrative Agent shall notify the Lenders of any proposed modification or amendment to any Loan Document, and deliver drafts of any such proposed modification or amendment to the Lenders, prior to the effectiveness of such proposed modification or amendment. Notwithstanding the above: (A) no provisions of Section 11 may be amended or modified without the consent of the Administrative Agent; (B) no provisions of Section 2.8 may be amended or modified without the consent of the Letter of Credit Issuer; and (C) Section 8 and Section 9 specify the requirements for waivers of the Affirmative Covenants and Negative Covenants listed therein, and any amendment to a provision of Section 8 or Section 9 shall require the consent of the Lenders or the Administrative Agent that are specified therein as required for a waiver thereof. For the avoidance of doubt, the Administrative Agent and the Borrowers may amend this Credit Agreement at any time to replace LIBOR with a LIBOR Successor Rate pursuant to Section 4.10 hereof, and such amendment shall not require the consent of any other Person. Any amendment, waiver or consent not specifically addressed in this Section 12.1 or otherwise shall be subject to the approval of Required Lenders. Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above: (1) each Lender is entitled to vote as such Lender sees fit on any reorganization plan that affects the Loans or the Letters of Credit, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersede the unanimous consent provisions set forth herein; (2) the Required Lenders may consent to allow a Borrower to use cash collateral in the context of a bankruptcy or insolvency proceeding; and (3) the Administrative Agent may, with the consent of the Borrowers, in its sole discretion, agree to the modification or waiver of any of the other terms of this Credit Agreement or any other Loan Document or consent to any action or failure to act by any Borrower, if such modification, waiver, or consent is of an administrative nature or an obvious error or any error or omission of a technical or immaterial nature. If the Administrative Agent shall request the consent of any Lender to any amendment, change, waiver, discharge, termination, consent or exercise of rights covered by this Credit Agreement, and not receive such consent or denial thereof in writing within ten (10) Business Days of the making of such request by the Administrative Agent, as the case may be, such Lender shall be deemed to have denied its consent to the request. 122 55297837 obligations of a Lender under this Credit Agreement and the other Loan Documents; provided that: (i) The Commitment of the new Lender shall be in addition to the Commitment of the existing Lenders in effect on the date of such new Lender’s entry into the Credit Facility and the Maximum Commitment shall be increased in a corresponding amount; (ii) the Commitment of the new Lender shall be in a minimum amount of $50,000,000, or such lesser amount agreed to by the Borrowers and the Administrative Agent; and (iii) the Borrowers shall execute such new Notes as the Administrative Agent or any Lender may request, and the new Lender shall deliver payment of a processing and recordation fee of $3,500 to the Administrative Agent, which amount the Administrative Agent may waive in its sole discretion. (h) Disclosure of Information. Any Lender may furnish any information concerning any Borrower in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 12.16. (i) Assignment by Merrill Lynch. Notwithstanding the foregoing, the parties hereby agree that Merrill Lynch may, without notice to the Borrowers, assign its rights and obligations under this Credit Agreement to any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Credit Agreement. 12.12 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Credit Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied (other than contingent indemnification obligations not yet due or owing), any of the Commitments remain in effect or the Credit Facility has not been terminated. 12.13 Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Credit Agreement. 12.14 Survival. All representations and warranties made by the Borrowers herein shall survive delivery of the Notes, the making of the Loans and the issuance of the Letters of Credit. 12.15 Full Recourse. The payment and performance of the Obligations with respect to any Borrower shall be fully recourse to such Borrower. Notwithstanding anything in this Credit Agreement and the Loan Documents to the contrary, the Obligations shall not be recourse to any 136 55297837 or reasonably claiming to have jurisdiction over such party or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (iii) in connection with any audit by an independent public accountant of such party, provided such auditor thereto agrees to be bound by the provisions of this Section 12.16; (iv) to examiners or auditors of any applicable Governmental Authority that examines such party’s books and records while conducting such examination or audit; or (v) as otherwise specifically required by law. 12.17 Customer Identification Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Borrower that U.S. law requires each U.S. Lender and the Administrative Agent to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Borrower. 12.18 Multiple Counterparts. This Credit Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Credit Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Credit Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Credit Agreement. 12.19 Term of Agreement. This Credit Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations (other than contingent obligations for which no claim has yet been made) arising hereunder or under any other Loan Document shall have been paid and satisfied in full, all Letters of Credit have been terminated or expired and all Commitments have been terminated. No termination of this Credit Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Credit Agreement that survives such termination. For the avoidance of doubt, this Credit Agreement shall remain in full force and effect after the Maturity Date if any Letters of Credit remain outstanding, even if Cash Collateralized. 12.20 Inconsistencies with Other Documents. In the event there is a conflict or inconsistency between this Credit Agreement and any other Loan Document, the terms of this Credit Agreement shall control; provided that any provision of the Collateral Documents that imposes additional burdens on any Borrower or further restricts the rights of any Borrower or any of its Affiliates or gives the Administrative Agent or Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Credit Agreement and shall be given full force and effect. 12.21 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Financing Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEAAffected Financial Institution arising under any Financing Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEAWrite-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: 138 55297837

(a) the application of any Write-Down and Conversion Powers by an EEAthe applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEAAffected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEAAffected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Credit Agreement or any other FinancingLoan Document; or the variation of the terms of such liability in connection with the exercise of the write-downWrite-Down and conversion powers of any EEAConversion Powers of the applicable Resolution Authority. REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGES FOLLOW. 139 55297837

IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the day and year first above written. BORROWER: TCG BDC II, INC., a Maryland corporation By: Name: Title: Carlyle Umbrella - Revolving Credit Agreement

Acknowledged and Agreed to with respect to Section 5.4 only: MANAGER: CARLYLE GMS INVESTMENT MANAGEMENT L.L.C., a Delaware limited liability company By: Name: Title: - 1- Carlyle Umbrella - Revolving Credit Agreement 55297837

ADMINISTRATIVE AGENT, LETTER OF CREDIT ISSUER AND LENDER: BANK OF AMERICA, N.A. By: Name: Title: - 1- Carlyle Umbrella - Revolving Credit Agreement 55297837

SCHEDULE I Borrower Information Borrower: TCG BDC II, Inc. Jurisdiction of Formation: Maryland Collateral Account #: [Omitted] ABA #: Principal Office, Chief 520 Madison Avenue Executive Office, and New York, NY 10022 Principal Place of Business - 1- Sch. I. 55297837

SCHEDULE II Commitments Lender Name Commitment On and after the Second Amendment Effective Date until but excluding the Temporary Increase Maturity Date, $187,500,000. Bank of America, N.A. On the Temporary Increase Maturity Date and thereafter, $150,000,000.$75,000,000.00 On and after the Second Amendment Effective Date until but excluding the Temporary Increase Maturity MUFG Union Bank, N.A. Date, $187,500,000. On the Temporary Increase Maturity Date and thereafter, $150,000,000. - 1- Sch. II. 55297837

SCHEDULE III Borrower Organizational Structure 55297837 Sch. III.